UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

HNO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56568	20-2781289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41558 Eastman Drive, Suite B Murrieta, CA	92562
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (951) 305-8872

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of BF Borgers CPA, PC

On May 7, 2024, HNO International Inc., a Nevada Corporation (the “Company”), dismissed BF Borgers CPA, PC (“Borgers”) as its independent accountant to audit the Company’s financial statements. None of the reports of Borgers on the Company’s financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and any subsequent interim period preceding Borgers dismissal, there were no disagreements with Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Borgers concerning the subject matter of each of such disagreements would have caused them to make reference thereto in their report on the financial statements.

The Company did not provide a copy of the foregoing disclosures to Borgers prior to the filing of this Current Report on Form 8-K, nor did it request Borgers to furnish a letter stating its agreement with the statements described herein, as BF Borgers is currently barred from appearing or practicing before the Securities & Exchange Commission (the “SEC”). This prohibition is outlined in the SEC’s Order Instituting Public Administrative and Cease-and-Desist Proceedings under Section 8A of the Securities Act of 1933, Sections 4C and 21C of the Securities Exchange Act of 1934, and Rule 102(e) of the SEC’s Rules of Practice. This order, which includes findings and imposes remedial sanctions and a cease-and-desist order, was issued on May 3, 2024.

Appointment of Barton CPA

On May 7, 2024, the Company’s Board of Directors approved the engagement of Barton CPA, an independent registered public accounting firm (“Barton”), as the Company’s new independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended October 31, 2023 and 2022 and through the date of this report, neither the Company, nor anyone on its behalf, consulted Barton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Barton that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNO International, Inc.
Date: May 8, 2024	By: /s/ Paul Mueller Paul Mueller Chief Executive Officer

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